Exhibit 10.40

IDACORP, Inc. and/or Idaho Power Company Executive Officers
with Amended and Restated Change in Control Agreements
(as of February 12, 2016)

Name	Title	Date of Agreement
Darrel T. Anderson	President and Chief Executive Officer of IDACORP, Inc. and Idaho Power Company	12/23/2008
Rex Blackburn	Sr. Vice President and General Counsel of IDACORP, Inc. and Idaho Power Company	4/1/2009
Lisa A. Grow	Sr. Vice President of Operations of Idaho Power Company	12/12/2008
Patrick A. Harrington	Corporate Secretary of IDACORP, Inc. and Idaho Power Company	12/9/2008
Steve R. Keen	Senior Vice President, Chief Financial Officer, and Treasurer of IDACORP, Inc. and Idaho Power Company	12/30/2008
Lonnie Krawl*	Senior Vice President of Administrative Services and Chief Information Officer of Idaho Power Company	9/30/2013
Daniel B. Minor	Executive Vice President of IDACORP, Inc. and Idaho Power Company	12/30/2008
Kenneth W. Petersen*	Vice President, Controller, and Chief Accounting Officer of IDACORP, Inc. and Idaho Power Company	5/20/2010
N. Vern Porter*	Vice President of Idaho Power Company	3/18/2010
*Change in control agreement does not include 13th-month trigger or tax gross-up provisions.